SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

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        [ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                                          14a-6(e)(2))

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        [ ] Definitive Additional Materials

        [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

                              NETWOLVES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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

                              NETWOLVES CORPORATION
                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 28, 2002
                                 ---------------

To our Shareholders:

     An annual meeting of shareholders will be held at 4002 Eisenhower Boulevard, Suite 101, Tampa, Florida 33634 on Friday, June 28, 2002 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1.   Election of four directors.

     2.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

     If you are a stockholder of record at the close of business on May 27, 2002, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to shareholders on or about May 28, 2002.

                                      By Order of the Board of Directors,

                                              WALTER M. GROTEKE
                                             Chairman of the Board

Dated:  May 28, 2002
Tampa, Florida

                              NETWOLVES CORPORATION
                            4002 Eisenhower Boulevard
                              Tampa, Florida 33634

                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                         ANNUAL MEETING OF SHAREHOLDERS
                              Friday, June 28, 2002

                                 ---------------

     Our Annual Meeting of Shareholders will be held on Friday, June 28, 2002 at 4002 Eisenhower Boulevard, Suite 101, Tampa, Florida 33634 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                                ABOUT THE MEETING

What is being considered at the meeting?

     You will be voting on the following:
--   election of four directors.

In addition, our management will report on our performance and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on May 27, 2002. Each share of stock is entitled to one vote.

How do I vote?

     You can vote in two ways:
--   by attending the meeting or
--   by completing, signing and returning the enclosed proxy card.


Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors.

What does it mean if I receive more than one proxy card?

     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co., 800-937-5449.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting these shares will be counted as voted by the brokerage firm in the election of directors, but will not be counted for all other matters to be voted on because these other matters are not considered "routine" under the applicable rules.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of May 28, 2002 must be present at the meeting. This is referred to as a quorum. On May 27, 2002, there were 12,597,571 shares outstanding and entitled to vote.

What vote is required to approve each item?

     The affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal is required for approval of the election of directors. Shares not voted will have no effect on the vote for the election of directors.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     Our by-laws provide for a board of directors consisting of not less than three nor more than seven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our board of directors now consists of four directors as set forth below.


         Class I                   Class II                   Class III
(To serve until the Annual (To serve until the Annual (To serve until the Annual
Meeting of Shareholders      Meeting of Shareholders    Meeting of Shareholders
        in 2003)                   in 2004)                    in 2002)
--------------------------  -------------------------  -------------------------

Walter R. Groteke             Myron Levy (1)(2)        James A. Cannavino (1)(2)
                              Walter M. Groteke
---------

(1)  Member of Audit Committee
(2)  Member of Compensation Committee



     James A. Cannavino is to be elected at this Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders in 2002 or until his successor is duly elected and qualified. Walter R. Groteke is to be elected at this Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders in 2003 or until his successor is duly elected and qualified. Myron Levy and Walter M. Groteke are to be elected at this Annual Meeting of Shareholders to hold office until the Annual Meeting of Stockholders in 2004 or until their successors are duly elected and qualified.

     Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the board of directors. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

     James A. Cannavino (58 years of age) has been a director of the Company since April 2000. Mr. Cannavino has been Chairman of the Board of Direct Insite Corp. since March 2000. Mr. Cannavino also has been the Chairman of Voyant Corporation since February 2000. From September of 1997 to April of 2000 he was elected non-executive Chairman of Softworks, Inc (a wholly owned subsidiary of Computer Concepts), which went public and was later sold to EMC. Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of CyberSafe, Inc., a corporation specializing in network security from April 1998 to July 2001. In August, 1995, he was hired as President and Chief Operating Officer of Perot Systems Corporation and in 1996 was elected to serve as Chief Executive Officer through July 1997. During his tenure at Perot, he was responsible for all the day-to-day global operations of the company, as well as for strategy and organization. Prior thereto, Mr. Cannavino served as a Senior Vice President at IBM, responsible for strategy and development. Mr. Cannavino worked for over thirty years at IBM beginning in 1963. He also served on the IBM Corporate Executive Committee and Worldwide Management Council, and on the board of IBM's integrated services and solutions company. He also was a board member for three IBM joint-venture companies, including Prodigy Services, Inc.; Digital Domain, Inc.; and NewLeaf Entertainment. Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children, the

International Center for Missing and Exploited Children, Verio , and is Chairman of Artimas International. He recently was Chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on that board.

     Walter R. Groteke (55) has been a director of the Company since February 1999 and Vice President - Sales and Marketing since August 1998. From 1995 through July 1998, Mr. Groteke was a regional and district sales manager for GTE Florida and GTE Communications Corporation. Mr. Groteke founded Hawk Telecom in 1975 and was President until its sale in 1994. Mr. Groteke is the father of Walter M. Groteke.

     Walter M. Groteke (32), a co-founder of the Company, has been Chairman of the Board, Chief Executive Officer and a director of the Company since June 1998. Mr. Groteke is responsible for planning, developing and establishing policies and business objectives for the Company. From June 1995 until 1997, Mr. Groteke was regional business development manager for Techmatics, Inc., an information systems Department of Defense contractor. From May 1993 to June 1995, Mr. Groteke was senior account manager for NYNEX's strategic account management program.

     Myron Levy (61) has been a director of the Company and chairman of our audit committee since November 2000. Mr. Levy is a certified public accountant and has been President of Herley Industries, Inc., a NASDAQ National Market Company, since June 1993 and Chief Executive Officer since July 2001. He has been employed by Herley since October 1988 having held various executive positions. For the ten years prior to joining Herley, Mr. Levy was employed in various executive capacities, including Vice President, of Griffon Corporation, a New York Stock Exchange company.

Directors' Compensation

     Directors who are not our employees receive an annual fee of $1,500 and a fee of $1,000 for each board of directors or committee meeting attended.

     During the fiscal year ended June 30, 2001 there were

     -- six meetings of the Board of Directors, -- three meetings of the Audit Committee, and -- one meeting of the Compensation Committee.

     Our Audit Committee is involved in discussions with management and our independent public accountants with respect to financial reporting and our internal accounting controls. The committee recommends to the board the appointment of our independent auditors. The independent auditors periodically meet alone with the committee and always have unrestricted access to the committee. Our Compensation Committee awards stock options to officers and employees and recommends executive compensation. See "Compensation Committee Report on Executive Compensation." We have no standing nominating committee. Each director attended or participated in at least 75% of the meetings of the board of directors and the committees on which he served.

                                 STOCK OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of the Company, as of April 30, 2002, of (i) each person known by the Company to beneficially own 5% or more of the shares of outstanding common stock, based solely on filings with the Securities and Exchange Commission, (ii) each of the Company's executive officers and directors and (iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by the persons named as owners.

                                    Common Stock
                                    Beneficially             % of Outstanding
Name of Beneficial Owner (9)            Owned                       Shares
----------------------------        ------------             ----------------
Pequot Capital Management, Inc.       1,200,000                      8.1%
Credit Suisse Warburg Pincus
   Emerging Growth Fund               1,000,000                      6.8%
Westbury Bermuda Ltd.                 1,000,000                      6.8%
Walter M. Groteke                     1,478,064 (1)                 10.0%
Walter R. Groteke                       625,000 (2)                  4.2%
Peter C. Castle                         385,000 (3)                  2.6%
James A. Cannavino                      135,000 (4)                    *
Myron Levy                               70,000 (5)                    *
Executive officers and
   directors as a group (5 persons)   2,693,064                     18.3%

*  less than one percent (1%)

(1) Includes options to purchase 450,000 shares of common stock at $5.00 per share, options to purchase 400,000 shares of common stock at $4.00 per share and warrants to purchase 200,000 shares of common stock at $1.63 per share.
(2) Includes options to purchase 100,000 shares at $5.00 per share, options to purchase 200,000 shares of common stock at $4.00 per share and warrants to purchase 200,000 shares at $1.63 per share.
(3) Includes options to purchase 40,000 shares of common stock at $5.00 per share, warrants to purchase 65,000 shares of common stock at $12.00 per share, options to purchase 75,000 shares of common stock at $5.00 per share and options to purchase 200,000 shares at $4.00 per share.
(4) Represents warrants to purchase 120,000 shares of common stock at $10.00 per share and options issued to purchase 15,000 shares of common stock at $4.82 per share.
(5) Includes warrants to purchase 50,000 shares of common stock at $5.00 per share and options issued to purchase 15,000 shares of common stock at $4.82 per share.

                                   MANAGEMENT

Our Officers

     Our officers are:

  Name                     Age             Position
 ----                      ---             --------

Walter M. Groteke           32     Chairman of the Board, President and
                                   Chief Executive Officer
Walter R. Groteke           55     Vice President - Sales and Marketing
Peter C. Castle             33     Vice President-Finance, Treasurer
                                   and Secretary

----------

     Peter C. Castle has been our Vice President-Finance since January 2000, Controller from August 1998 until December 1999 and Treasurer and Secretary since August 1999. From 1996 through July 1998, Mr. Castle was the Southeast Regional Finance Manager for Megellan Health Service, Inc., a $1.6 billion managed behavioral care company based in Georgia. Prior thereto, Mr. Castle was the Controller for Physician's Care Network of NY, Inc.

Executive Compensation

     The following table sets forth the annual and long-term compensation with regard to the Chairman/Chief Executive Officer and each of the other executive officers of the Company who received more than $100,000 for services rendered during fiscal 2001.

                           Summary Compensation Table

                                                      Annual Compensation          Long Term Compensation
                                                 --------------------------------- -----------------------
                                                                                                Securities
                                                                       Other        Restricted   underlying
                                        Fiscal                         annual         stock       options/
   Name and principal position           year     Salary     Bonus  Compensation(1)   awards      warrants
   ---------------------------          -----     ------     -----  --------------- ----------   ---------
Walter M. Groteke                        2001      $238,750    $     $    -          $   -       $850,000
Chairman and Chief Executive             2000       130,000    -          -              -           -
 Officer                                 1999       101,250    -          -              -           -

Walter R. Groteke                        2001      $161,250    $     $    -          $   -        300,000
 Vice President-Sales and Marketing      2000       154,740    -          -              -           -
                                         1999          -       -          -           768,750     200,000

Peter C. Castle                          2001      $138,750    $     $    -          $   -        275,000
 Vice President-Finance,                 2000        97,620    -          -              -         65,000
  Treasurer and Secretary                1999        82,828    -          -              -         40,000


                                       7

(1) Other annual compensation excludes certain perquisites and other non-cash benefits provided by the Company since such amounts do not exceed the lesser of $50,000 or 10% of the total annual base salary disclosed in the table for the respective officer.

Option Grants in Last Fiscal Year

     The following table provides information regarding stock options we granted in fiscal 2001 to named executive officers whose compensation exceeded $100,000 in fiscal 2001. The table includes the potential realizable value over the five-year term of the options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The assumed rates of appreciation are prescribed by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast or predict future stock prices. Any actual gains on option exercises will depend on the future performance of our stock.

                                                                               Potential realizable value at
                                                                                    assumed annual rates
                                                                                       of stock price
                                    Annual Compensation                       appreciation for option term (3)
                ------------------------------------------------------------  --------------------------------

                   Number of
                  securities     Percent of total
                  underlying     options granted
                   options       to employees in  Exercise price   Expiration
      Name        granted(#)(1)  fiscal year (2)     ($/Sh)           date              5% ($)       10%($)
     ----        -------------   ---------------- --------------   -----------          ------       ------
Walter M. Groteke   450,000         10.4%            $ 5.00        8/15/05            $ 486,000   $1,048,500
Walter M. Groteke   400,000          9.2%              4.00        5/21/06              344,000      740,000
Walter R. Groteke   100,000          2.3%              5.00        8/15/05              108,000      233,000
Walter R. Groteke   200,000          4.6%              4.00        5/21/06              172,000      370,000
Peter C. Castle      75,000          1.7%              5.00        8/15/05               81,000      174,750
Peter C. Castle     200,000          4.6%              4.00        5/21/06              172,000      370,000

---------

(1) 50% of the option shares vest immediately and the remaining 50% vest after one year of service for the August 15, 2000 issuance. 100% of the option shares vest immediately for the May 21, 2001 issuance. We granted all options under our stock option plans at exercise prices at the fair market value of our common stock on the date of grant.
(2) In fiscal 2001, we granted options/warrants to purchase up to an aggregate of 4,330,250 shares to employees, directors and consultants.

     The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the five-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table provides information regarding value realized from options exercised during fiscal 2001 and unexercised options held as of June 30, 2001 by our Chief Executive Officer and the other executive officers whose compensation exceeded $100,000 in fiscal 2001. The value of unexercised in-the-money options is calculated at June 30, 2001.

                                                  Number of Unexercised       Value of Unexercised
                                                     Options at Fiscal         In-the-Money Options
                                                         Year End             At Fiscal Year End (1)
                   Shares Acquired    Value
  Name             on Exercise (#)   Realized ($)  Exercisable Unexercisable Exercisable Unexercisable
  ----             ----------------  ------------  ----------- ------------- ----------- -------------
Walter M. Groteke         -               -          825,000      225,000      $330,000     $  -
Walter R. Groteke         -               -          450,000       50,000       330,000        -
Peter C. Castle           -               -          329,167       50,833          -           -

-----
(1)  Based upon the closing price of common stock of $3.28 on June 30, 2001.

Employment Agreements

     Effective October 2000, the Company has entered into employment agreements with certain members of its executive management team. All of the employment agreements provide for certain payments following death or disability, for certain fringe benefits such as reimbursement for reasonable expenses and participation in medical plans, and for accelerated payments in the event of change of control of the Company. The specific terms are as follows:

     -- The agreement with the Walter M. Groteke, Chairman and Chief Executive Officer, is for a term of five years at an annual salary of $275,000 subject to cost of living increments.

     -- The agreement with the Walter R. Groteke, Senior Vice President, is for a term of three years, subject to two additional one-year extensions, at an annual salary of $175,000.

     -- The agreement with the Peter C. Castle, Treasurer, Secretary and Vice President of Finance, is for a term of three years, subject to two additional one-year extensions, at an annual salary of $150,000.

Stock Option Plans

     The Company's Stock Option Plans (the "Plans"), authorize the Board of Directors to grant nonstatutory stock options to employees, directors and consultants to purchase up to a total of 3,532,500 shares of the Company's common stock. Generally, options granted under the Plans vest ratably over three years. If any award under the Plans terminates, expires unexercised, or is canceled, the shares of common stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. As of May 27, 2002, 2,365,700 options have been granted under the Plans at exercise prices ranging from $3.00 to $17.00 per share.

                                                    Approximate
                                       Maximum     net cumulative
                         Date          allowable     issuances        Maximum
   Plan name         plan adopted      issuances    June 30, 2001   term in years
  -----------       --------------     ---------   --------------   -------------
  1998 Plan            June 1998         282,500         141,000         10
  2000 Plan            July 2000       1,500,000       1,374,000         10
  2001 Plan        February 2001       1,750,000         500,000         10
                                       ---------       ---------

                                       3,532,500       2,015,000
                                       =========       =========



Compensation Committee Interlocks and Insider Participation

     During fiscal 2001, the Company's Compensation Committee consisted of Messrs. Ed Lavin, James A. Cannavino and Walter R. Groteke. Except for Mr. Walter R. Groteke, who is an officer and director of the Company, none of these persons were officers or employees of the Company during fiscal 2001 nor had any relationship not disclosed in this Proxy Statement.

    COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of the board of directors, subject to applicable employment agreements and incentive plans. Each member of the Compensation Committee is a director who is not employed by us or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2001 is furnished by the directors who comprised the Compensation Committee during fiscal 2001.

General Policies

     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives, and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our businesses. To attain these objectives, our executive compensation program includes a competitive base salary, the ability to receive cash incentive bonuses and stock-based compensation.

     Stock options are granted to employees, including our executive officers, by the Compensation Committee under our stock option plans. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing our company from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the fair market value of common stock on the date of grant and have a maximum term of ten years. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are generally awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer

     The Compensation Committee annually establishes, subject to the approval of the board of directors and any applicable employment agreements, the salaries which will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

     In October 2000, the Board of Directors amended the employment agreement with Walter M. Groteke, Chairman of the Board, President and CEO, providing for a five-year agreement. In addition, the amended agreement provided for annual compensation of $275,000. Mr. Groteke's employment agreement provides, among other things, that in the event there is a change in our control, as defined therein, or in any person directly or indirectly controlling us, as also defined therein, Mr. Groteke has the option to terminate his employment agreement. Upon such termination, he has the right to receive, under certain circumstances, compensation and benefits payable for the balance of the term of the agreement. In addition, in the event of a change of control, all options previously granted to Mr. Groteke would become fully vested and immediately exercisable.

  Our Compensation Committee for fiscal 2001:

            Myron Levy
            James A. Cannavino
            Ed Lavin

                                PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return to the Company's shareholders during the period indicated as well as an overall stock market index (S & P SmallCap 600 Index) and the Company's peer group index (S & P Computer Software & Services):

                                            Cumulative Total Return
                                ----------------------------------------------
                                3/1/99        6/99        6/00        6/01

NETWOLVES CORPORATION           100.00       182.00       80.50      26.24
S&P SMALLCAP 600                100.00       116.91      133.73     148.59
PEER GROUP                      100.00       111.63      140.25      96.57

                             AUDIT COMMITTEE REPORT


     The Audit Committee has adopted a charter to set forth its responsibilities. A copy of the Charter is attached as Exhibit "A" to this Proxy Statement. The Audit Committee has reviewed and discussed the company's audited financial statements as of and for the year ended June 30, 2001 with management and the company's independent public accountants.

     The Audit Committee has also received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent public accountants their independence. In this regard, all of the fees of our independent accountants, Arthur Andersen LLP for fiscal 2001 were for audit services.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2001 for filing with the Securities and Exchange Commission.

     The Audit Committee:

       Myron Levy (Chairman)
       Ed Lavin
       James A. Cannavino

Independence of Audit Committee

     For the year ended June 30, 2001, our audit committee consisted of Myron Levy - Chairman, Ed Lavin and James A. Cannavino. Messrs. Levy, Lavin and Cannavino are independent within the meaning of applicable rules and regulations.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq Stock Exchange. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and Nasdaq. Based solely upon our review of the copies of the forms we have received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2001.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, were our independent public accountants for the fiscal year ended June 30, 2001. We are currently seeking to replace Arthur Andersen LLP. Accordingly, no representative of Arthur Andersen LLP will be present at the Annual Meeting.

                              FINANCIAL STATEMENTS

     Copies of our annual report to shareholders for the fiscal year ended June 30, 2001 and our quarterly report on Form 10-Q for the quarter ended March 31, 2002 have been provided to all shareholders as of the Record Date. Shareholders are referred to the reports for financial and other information about us, but such reports are not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                            MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     We must receive stockholder proposals with respect to our next annual meeting of shareholders no later than October 1, 2002 to be considered for inclusion in our next Proxy Statement.

                               By Order of the Board of Directors,

                                      WALTER M. GROTEKE
                                     Chairman of the Board

Dated:   May 28, 2002
Tampa, Florida

                                                                Exhibit "A"


                              NETWOLVES CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE


I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     -- Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     -- Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     -- Provide an avenue of communication among the independent -- auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.     Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised such number of directors as determined by the Board, but no less than three directors, each of whom shall be an independent director (as such is defined by Nasdaq rules), free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience or background resulting in the individual's financial sophistication.

     Audit Committee members shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. If an audit committee Chair is not designated, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. In consultation with management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting process and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss the following items required to be communicated by the independent auditors in accordance with AICPA Statement of Auditing Standards 61:

          (a) the auditor's responsibilities in accordance with generally accepted accounting standards;

          (b) the initial selection of and changes in significant accounting policies or their application;

          (c)  managements' judgments and accounting estimates;

          (d)  significant audit adjustments;

          (e) other information in documents containing audited financial statements, such as the MD& A;

          (f)  disagreements with management;

          (g)  consultation with other accountants;

          (h)  major issues discussed with management prior to retention;

          (i)  difficulties encountered in performing the audit; and

          (j) the auditor's judgments about the quality of the Company's accounting principles.

    Independent Auditors
    --------------------

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships the auditors have with the Company that could impair their independence.

     8. Review the independent auditors audit plan and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors, including the matters required to be communicated to audit committees in accordance with AICPA Statement of Auditing Standards 61, as then in effect.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
                                      A-3

    Internal Audit Department and Legal Compliance
    ----------------------------------------------

     11. Review the budget, plan, activities, and qualifications of the internal audit department, as needed.

     12. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     13. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

    Other Audit Committee Responsibilities
    --------------------------------------

     14.  Annually   prepare  a  report  to  shareholders  as  required  by  the
          Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     15. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                              NETWOLVES CORPORATION

                   BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING
                                  JUNE 28, 2002

     The undersigned hereby appoints WALTER M. GROTEKE and MYRON LEVY, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in NETWOLVES CORPORATION, a New York corporation, at the Annual
Meeting of Shareholders scheduled to be held on JUNE 28, 2002 and any adjournments thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS.

                  (Continued and to be signed on reverse side)


     The Board of Directors recommends a vote FOR the election of directors.

     1. Election of the following nominees, for the items set forth in the proxy statement:

          NOMINEE:       James A. Cannavino
                         Walter R. Groteke
                         Walter M. Groteke
                         Myron Levy

          [   ]  FOR all nominees listed        [   ] WITHHOLD authority to vote

     (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

     ---------------------------------------------------------------------------


     2. Upon such other business as may properly come before the meeting or any adjournment thereof.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

     SIGNATURE(S)___________________________   ____________________________

     DATED:   ________________ , 2002